                                                                    Exhibit 99.4

                                    [GRANTED]

                                        SO ORDERED.

                                                         [BANKRUPTCY COURT SEAL]

                                        DATED: AUGUST 30, 2006


                                             /s/  REDFIELD T. BAUM, SR
                                             -----------------------------------
                                                  REDFIELD T. BAUM, SR
                                                  U.S. BANKRUPTCY JUDGE

                                        ----------------------------------------

                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF ARIZONA

In re:                                    Chapter 11

TFS ELECTRONIC MANUFACTURING              Case No. 05-15403-PHX-RTB
SERVICES, INC.,

                    Debtor.

--------------------------------------

In re:                                    Chapter 11

THREE-FIVE SYSTEMS, INC.                  Case No. 05-bk-17104-RTB

                    Debtor.

--------------------------------------

In re:                                    Chapter 11

TFS-DI, INC.,                             Case No. 05-bk-18689-RTB

                    Debtor.               ORDER APPROVING GLOBAL
                                          SETTLEMENT AGREEMENT
--------------------------------------


      THIS MATTER came before the Court pursuant to Federal Rule of Bankruptcy Procedure 9019(a) on the Debtors' JOINT MOTION TO APPROVE GLOBAL SETTLEMENT AGREEMENT (the "Joint Motion")(1), filed by the Debtors on June 12, 2006. The Joint Motion seeks the Court's approval of that settlement agreement by and between TFS Electronic Manufacturing Services, Inc. ("EMS"), Three-Five Systems, Inc. ("TFS"), the EMS Official Committee of Unsecured Creditors (the

----------

(1) Capitalized terms used herein are as defined in the Joint Motion or the Settlement Agreement, unless otherwise noted.

                                    [GRANTED]

                                   LAW OFFICES
                                GREENBERG TRAURIG
                       2375 EAST CAMELBACK ROAD, SUITE 700
                             PHOENIX, ARIZONA 85016
                                 (602) 445-8000


"Committee"), and CGSNW --Willows, LLC ("Willows") (the "Parties") dated June 5, 2006, resolving all claims arising out of the Action (the "Settlement Agreement").

      In particular, the Settlement Agreement resolves the TFS Claim, resolves litigation regarding equitable subordination claims, and permits expedited payment to holders of allowed claims against EMS and TFS.

      In conjunction with the Settlement Agreement, the Court entered its STIPULATED ORDER SETTLING WILLOWS' CLAIM NO. 14 IN THE TFS CASE AND CLAIM NO. 110 IN THE TFS ELECTRONIC MANUFACTURING SERVICES, INC. CASE (the "Willows Order") on June 14, 2006 at Docket No. 350 in the EMS case and Docket No 282 in the TFS case.

      On June 29, 2006, the Parties received the "LIMITED OBJECTION/REQUEST FOR CLARIFICATION TO THE JOINT MOTION TO APPROVE GLOBAL SETTLEMENT AGREEMENT" filed by TTM Technologies, Inc. (the "TTM Objection"), and on June 30, 2006, the Parties received the "INITIAL OBJECTION OF THE THREE-FIVE SYSTEMS' OFFICIAL EQUITY HOLDERS COMMITTEE TO GLOBAL SETTLEMENT AGREEMENT BETWEEN AND AMONG TFS ELECTRONIC MANUFACTURINGS SERVICES, INC., THREE-FIVE SYSTEMS, INC. AND CGSNW-WILLOWS, LLC" (the "OEC Objection") filed by the Official Equity Holders Committee (the "OEC") appointed in the TFS case.

      After considering the Joint Motion, all timely responses to the Joint Motion and all other relevant pleadings of record, the Court hereby finds and concludes as follows:

      1. This Order incorporates by reference the findings of fact and conclusions of law contained in the "MINUTE ENTRY/ORDER FOR MATTER TAKEN UNDER ADVISEMENT" dated August 22, 2006 and found at Docket Number 329, Case No. 05-17104-RTB.

                                    [GRANTED]

                                   LAW OFFICES
                                GREENBERG TRAURIG
                       2375 EAST CAMELBACK ROAD, SUITE 700
                             PHOENIX, ARIZONA 85016
                                 (602) 445-8000


      2. The Joint Motion and Notice of deadline to respond to the Motion (the "Notice") were duly noticed to all interested parties on June 14, 2006, giving parties until June 30, 2006 to file responses with the Court.

      3. The Settlement Agreement is fair and equitable, in the best interests of the Debtors' respective creditors and estates. SEE, In re Woodson, 839 F.2d 610, 620 (9th Cir. 1988).

      4. Sufficient business justification and good cause exists to approve the Joint Motion and the Settlement Agreement.

      5. The TTM Objection has brought to light an issue regarding the pursuit by the EMS bankruptcy estate of (i) preference claims under Code Section 547 or
(ii) claims under Code Section 549 against suppliers or vendors who may have received payment shortly after the petition date for pre-petition goods or services (collectively, the "547/549 Claims"). TFS, EMS, and the Committee have considered the various defenses that likely would be raised to such claims. In addition to the usual defenses (including the new value and ordinary course defenses), they have considered the defense that any funds transferred came from a TFS account and therefore did not constitute the "transfer of an interest of [EMS] in property" within the meaning of Code Section 547(b) or property of the EMS estate within the meaning of Code Section 549(a). As a result, they have concluded that it would waste substantial time and money for the EMS estate to assert 547/549 Claims with little chance of improving the distribution to creditors. Additionally, permitting the assertion of 547/549 Claims could result in the creation of 502(e) claims (thereby increasing the dollar amount of the claim pool that will participate in the distribution of the $3.125 million pool that is to be distributed to general unsecured creditors other than TFS (the "GUCs") and correspondingly diluting the distributions to the GUCs if and to the extent any of the recoveries were to go to TFS). That, in turn, would contravene the balance struck between TFS and the GUCs, as would permitting the assertion of avoidance actions against TFS. Finally, the Settlement Agreement contemplates a swift windup and distribution to creditors by no later than September 30, 2006, and the minimization of additional legal fees. In the foregoing context, TFS,

                                    [GRANTED]

                                   LAW OFFICES
                                GREENBERG TRAURIG
                       2375 EAST CAMELBACK ROAD, SUITE 700
                             PHOENIX, ARIZONA 85016
                                 (602) 445-8000


EMS, and the Committee have agreed that (1) no 547/549 Claims shall be brought on behalf of the EMS bankruptcy estate without the express joint consent of (a) EMS and the (b) Committee or their respective successors; (2) to the extent any Avoidance Actions (as defined herein) are pursued, any cost thereof shall be borne by the GUCs and any proceeds thereof shall be distributed to the GUCs; and
(3) no Avoidance Actions (as defined herein) shall be brought against TFS. EMS'S Plan shall so state.



      WHEREFORE, the Court hereby ORDERS:

      A. The Joint Motion to Approve Global Settlement Agreement shall be, and hereby is GRANTED, and the Settlement Agreement shall be, and hereby is, APPROVED.

      B. After reservation of funds sufficient to pay EMS administrative and priority claims when allowed, holders of allowed general unsecured claims, other than TFS, shall be entitled to pro rata distribution of $3.125 million of Existing Cash on or before September 30, 2006.

      C. The balance of Existing Cash and any recovery from the Topsearch Litigation shall be paid to TFS on account of the TFS Claim.

      D. Within twenty (20) days of the entry of this Order, EMS shall file and seek Court approval of a plan and disclosure statement which incorporates the terms of the Settlement Agreement.

      E. The EMS Plan shall provide that any avoidance actions available to EMS pursuant to 11 U.S.C. Sections 544, 545, 547, 548, 549 and 553 (the "Avoidance Actions") shall be transferred to a liquidation trustee; provided, however, that
(1) no 547/549 Claims (as defined in Paragraph 5 herein) shall be brought on behalf of the EMS bankruptcy estate without the express joint consent of (a)

                                    [GRANTED]

                                   LAW OFFICES
                                GREENBERG TRAURIG
                       2375 EAST CAMELBACK ROAD, SUITE 700
                             PHOENIX, ARIZONA 85016
                                 (602) 445-8000


EMS, and (b) the Committee or their successors,(2) (2) to the extent any Avoidance Actions are pursued, any cost thereof shall be borne by the GUCs and any proceeds thereof shall be distributed to the GUCs; and (3) no Avoidance Actions shall be brought against TFS.

      F. Except as expressly provided herein or EMS's Plan, this Order shall in no way prejudice the rights of the liquidation trustee of the EMS estate to pursue the Avoidance Actions, and shall in no way prejudice the rights or defenses available to potential avoidance defendants, including those rights as raised in the TTM Objection, to file resultant claims as provided by 11 U.S.C.
Section 502(h).

      G. Based on the provisions of this order, the TTM Objection has been withdrawn.

      H. The OEC Objection is hereby overruled.

      I. Upon entry of this Order the Committee and Willows shall withdraw any objections filed to the TFS Plan, and the TFS Claim shall be allowed in accordance with the Settlement Agreement.

      J. Upon the entry of this Order the Committee shall withdraw its: a) claim on behalf of EMS in the TFS case; b) objection to the TFS Claim; and c) motion for reconsideration filed in the TFS case.

      K. Upon this Order becoming final and nonappealable, the Committee and the Debtors shall dismiss the Action with prejudice, each party to bear its own costs and fees.



----------

(2) If its consent is requested, the Committee or its successor shall represent the interests of the GUCs.

                                    [GRANTED]

                                   LAW OFFICES
                                GREENBERG TRAURIG
                       2375 EAST CAMELBACK ROAD, SUITE 700
                             PHOENIX, ARIZONA 85016
                                 (602) 445-8000


      L. Counsel for the respective Debtors shall immediately serve a copy of this Order on the United States Trustee's Office, counsel for the Official Committee of Unsecured Creditors and all interested parties, and file an appropriate certificate of service.

      SO ORDERED this ___ day of August, 2006.



                                     -----------------------------------
                                     UNITED STATES BANKRUPTCY JUDGE

                                    [GRANTED]

                                   LAW OFFICES
                                GREENBERG TRAURIG
                       2375 EAST CAMELBACK ROAD, SUITE 700
                             PHOENIX, ARIZONA 85016
                                 (602) 445-8000




AGREED AS TO CONTENT AND FORM:


/s/ Charles R. Sterbach
-------------------------------------
Charles R. Sterbach
Keriann M. Atencio
Greenberg Traurig, LLP
2375 E. Camelback Rd., Suite 700
Phoenix, AZ 85024

Attorneys for TFS-Electronic Manufacturing Services, Inc.


/s/ Jordan Kroop
-------------------------------------
Thomas J. Salerno
Jordan Kroop
Squire Sanders & Dempsey, LLP
40 N. Central Ave., Suite 2700
Phoenix, AZ 85004

Attorneys for Three-Five Systems, Inc.


/s/ Brian N. Spector
-------------------------------------
Brian N. Spector
Jennings Strouss & Salmon, PLC
The Collier Center, 11th Floor
201 East Washington Street
Phoenix, AZ 85004

Attorney for Official Committee of Unsecured Creditors


/s/ Kimberly W. Osenbaugh
-------------------------------------
Kimberly W. Osenbaugh
Preston Gates Ellis, LLP
925 Fourth Avenue, Suite 2900
Seattle, WA 98104

Attorney for CGSNW-Willows, LLC.